SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 5, 2003

                          BANK UNITED CORP. LITIGATION
                         CONTINGENT PAYMENT RIGHTS TRUST
               (Exact Name of Registrant as Specified in Charter)

               Delaware                                 0-32301                                            76-6168223
    (State or Other Jurisdiction of                (Commission File              (I.R.S. Employer Identification No.)
            Incorporation)                              Number)

3200 Southwest Freeway, Suite 1001, Houston, Texas                                                              77027
(Address of Principal Executive Offices)                                                                   (Zip Code)

Registrant's telephone number, including area code: (713) 543-6958

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

On November 5, 2003, the Bank United Corp. Litigation Contingent Payment Rights Trust issued the press release attached as Exhibit 99.1, which is hereby incorporated herein by reference. The press release relates to certain matters, including a Petition for Rehearing filed by the plaintiffs/appellants seeking a rehearing on that part of the decision by the U.S. Court of Appeals for the Federal Circuit regarding the amount of expectancy damages to which the plaintiffs/appellants are entitled. The Petition for Rehearing is attached as
Exhibit 99.2 and is hereby incorporated herein by reference. The description of the Petition for Rehearing contained herein and in the press release is qualified in its entirety by reference to the Petition for Rehearing.


Item 7.   Financial Statements and Exhibits.

          (c) The following exhibits are filed with this report:

          Exhibit Number                         Description

               99.1               Press Release Issued November 5, 2003.
               99.2               Petition for Rehearing filed November 5, 2003.

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            BANK UNITED CORP. LITIGATION
                                            CONTINGENT PAYMENT RIGHTS TRUST


                                            By:  /s/ Jonathon K. Heffron
                                            Name:  Jonathon K. Heffron
                                            Title:  Litigation Trustee

Dated:   November 6, 2003

                                  Exhibit Index

     Exhibit Number                             Description

          99.1                    Press Release Issued November 5, 2003.
          99.2                    Petition for Rehearing filed November 5, 2003.